EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
The South Financial Group, Inc.:


We consent to the use of our report incorporated herein by reference.



                                    /s/ KPMG  LLP
                                    KPMG LLP



Greenville, South Carolina
September 4, 2002